EXHIBIT 10.2

DE-NE0000530
Amendment 004

AMENDMENT NO. 004
TO
COOPERATIVE AGREEMENT DE-NE0000530 BETWEEN
DEPARTMENT OF ENERGY (“DOE”),
USEC INC. (“USEC”),
AND
AMERICAN CENTRIFUGE DEMONSTRATION, LLC (“ACD”)
(collectively, the “Agreement”)

The purpose of the amendment is to revise the DOE Award Administrator/Contracting Officer and the DOE Program Manager identified in Article 4 - Agreement Administrators.

Accordingly,

1.	The DOE Award Administrator/Contracting Officer identified in Article 4.01 is revised as follows:

DOE Award Administrator/Contracting Officer:
Karen Shears, Contracting Officer
U.S. Department of Energy, Oak Ridge Office
200 Administration Road
FM-742
Oak Ridge, TN 37830
Telephone: 865-241-6411
Email: shearsks@oro.doe.gov

2.	The DOE Program Manager identified in Article 4.02 is revised as follows:

DOE Program Manager:
David Henderson
U.S. Department of Energy
Office of Nuclear Energy
1000 Independence Ave. SW, Washington, DC 20585
Telephone: (202) 586-5338
Email: david.henderson@hq.doe.gov

3.	All other terms and conditions of the Agreement remain the same.

1 of 2

Acknowledgement of Authorized Recipient Representatives

/s/ Philip G. Sewell                3/26/13
Philip G. Sewell                Date
Senior Vice President
USEC Inc.

/s/ Paul Sullivan                3/29/13
Paul Sullivan                    Date
Project Manager
American Centrifuge Demonstration, LLC

Signature of Department of Energy Contracting Officer

/s/ Matthew L. Parker                3/27/13
Matthew L. Parker                Date
Contracting Officer
U.S. Department of Energy

2 of 2